SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 8, 2004

(Date of earliest event reported)

INDEPENDENT BANK CORP.

(Exact name of registrant as specified in its charter)

Massachusetts	1-9047	04-2870273

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

288 Union St. Rockland, Massachusetts		02370

(Address of principal executive offices)		(Zip Code)

(781) 878-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On January 9, 2004, Independent Bank Corp. announced by press release its acquisition of Falmouth Bancorp, Inc. A copy of the press release is attached hereto as Exhibit 99.1

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) Not applicable.

          (b) Not applicable.

          (c) The following exhibits are included with this Report:

          Exhibit 99.1 Acquisition Press Release dated January 9, 2004.

          Exhibit 99.2 Merger Agreement Plan of Merger dated January 8, 2004

          Exhibit 99.3 Earnings Press Release date January 8, 2004.

ITEM 9. REGULATION FD DISCLOSURE

     On January 8, 2004, Independent Bank Corp. announced by press release its earnings for the quarter ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.3.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 8, 2004 Independent Bank Corp. announced by press release its earnings for the quarter ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.3.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENT BANK CORP.

	By:	/s/Denis K. Sheahan

Denis K. Sheahan Chief Financial Officer and Treasurer

Date: January 9, 2004.